UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2020

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
 (Address of principal executive offices, including zip code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value (Essex Property Trust, Inc.)	ESS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2020, the Essex Property Trust, Inc. (the “Company”) held its Annual Meeting, at which the Company’s stockholders:

1.
Elected the following nominees to serve as directors until the 2021 annual meeting or until their successors are duly elected and qualified: Keith R. Guericke, Maria R. Hawthorne, Amal M. Johnson, Mary Kasaris, Irving F. Lyons, III, George M. Marcus, Thomas E. Robinson, Michael J. Schall, and Byron A. Scordelis.

2.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

3.	Approved, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the Proxy.

As of the record date of February 27, 2020, for the Annual Meeting, there were 66,181,373 shares of common stock outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	Affirmative	Withheld
Keith R. Guericke	56,694,514	773,945
Maria R. Hawthorne	57,378,446	90,013
Amal M. Johnson	56,667,385	801,074
Mary Kasaris	57,206,521	261,938
Irving F. Lyons, III	56,818,588	649,871
George M. Marcus	55,526,715	1,941,744
Thomas E. Robinson	56,491,336	977,123
Michael J. Schall	57,322,618	145,841
Byron A. Scordelis	57,379,618	88,841

There were 2,035,710 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting for the ratification of KPMG LLP as the Company’s registered public accounting firm for the year ending December 31, 2020 were as follows:

For	Against	Abstentions	Broker Non-Votes
56,964,972	2,518,864	20,333	0

(iii)	The results of the advisory vote to approve named executive officer compensation as disclosed in the Proxy were as follows:

For	Against	Abstentions	Broker Non-Votes
55,074,655	2,338,198	55,606	2,035,710

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020
Essex Property Trust, Inc.

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Senior Vice President, General Counsel and Secretary

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Senior Vice President, General Counsel and Secretary

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